UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2025

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 East Broad Street, Rochester, NY 14614
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2025, James O. Bourdeau, Executive Vice President and Chief Legal Officer, informed the Board of Directors (the “Board”) of Constellation Brands, Inc. (“Constellation” or the “Company”) that he will be retiring as Chief Legal Officer of the Company effective as of February 28, 2026. Jeffrey H. LaBarge, age 53, has been named to succeed Mr. Bourdeau as Executive Vice President and Chief Legal Officer, effective March 1, 2026. Mr. LaBarge joined the Company in August 2016 as a Vice President, Deputy General Counsel. He was promoted to Senior Vice President, General Counsel, Wine & Spirits Division in December 2017, to Senior Vice President, General Counsel, Beer Division in January 2019, and to Senior Vice President, Senior Legal Counsel in February 2025. Before joining the Company, Mr. LaBarge was an attorney and partner in the law firm of Nixon Peabody LLP from 2006 to 2016, where his practice focused on mergers and acquisitions, business transactions, and corporate law, and leading the firm’s food, beverage, and agriculture group.

The Company also announced that effective March 1, 2026, Mr. Bourdeau will transition into an Executive Vice President and Strategic Advisor role through March 1, 2027. In connection with such role change, on September 29, 2025, the Human Resources Committee (the “Committee”) of the Board determined that it was appropriate for the Company to enter into an Executive Employment Agreement (the “New Employment Agreement”) with Mr. Bourdeau, which will be effective March 1, 2026. As of March 1, 2026, the New Employment Agreement will supersede Mr. Bourdeau’s currently existing employment agreement with the Company, the form of which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2017.

The New Employment Agreement with Mr. Bourdeau contains provisions concerning his fixed term of employment, compensation, and voluntary and involuntary termination of employment during the employment period. The term of Mr. Bourdeau’s New Employment Agreement runs from March 1, 2026 until March 1, 2027 (the “Employment End Date”), provided that the agreement may be extended by mutual agreement not later than January 1, 2027. The New Employment Agreement provides for an annual base salary of $560,000, and an annual cash incentive compensation target of 80% of base salary.

In the event that Mr. Bourdeau’s employment is terminated by him for a Good Reason Termination or by Constellation for any reason other than a For Cause Termination (as each term is defined in the New Employment Agreement) prior to the Employment End Date, the New Employment Agreement provides for: (a) continued payment of base salary through the Employment End Date; (b) eligibility to receive a cash incentive under the Fiscal 2027 Annual Management Incentive Program (“AMIP”) based on actual performance and calculated using the full amount of his base salary; and (c) a series of twenty four (24) monthly payments equal to the monthly cost of medical and dental coverage. Upon expiration of the New Employment Agreement on the Employment End Date, Mr. Bourdeau will not be eligible for severance under the New Employment Agreement or any other arrangement maintained by the Company.

In addition, the New Employment Agreement contains restrictions upon Mr. Bourdeau’s ability, during and after the period of employment, to use confidential information or trade secrets of the Company, to provide services that are competitive with the Company, and to solicit or induce employees to terminate their employment relationships with the Company.

The foregoing description of Mr. Bourdeau’s New Employment Agreement is a summary, does not purport to be complete, and is qualified in its entirety by reference to the New Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 30, 2025, the Board amended and restated the Company’s By-Laws (the “By-Laws”), with immediate effect. The amendments, among other things:

•make certain updates and changes to align with Delaware law, including recent amendments to the General Corporation Law of the State of Delaware (the “DGCL”), including without limitation, with respect to Sections 144, 160(c), 222, and 228 of the DGCL;
•provide that the chair of the meeting of stockholders shall be a director or officer of the Company;
•reserve the white proxy card for the exclusive use of the Board; and
•making certain other conforming, clarifying, ministerial, or technical changes.

The foregoing description of the By-Laws is a summary, does not purport to be complete, and is qualified in its entirety by reference to the text of the By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On September 30, 2025, the Board declared a quarterly cash dividend in the amount of $1.02 per issued and outstanding share of the Company’s Class A Common Stock and $0.92 per issued and outstanding share of the Company’s Class 1 Convertible Common Stock, in each case payable on November 13, 2025, to stockholders of record of each respective class as of the close of business on October 30, 2025. On October 1, 2025, Constellation issued a news release (the “dividend release”) regarding the quarterly cash dividend declared on the Company’s Class A Common Stock. A copy of the dividend release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On October 2, 2025, Constellation issued a news release (the “senior management release”) announcing certain changes in the Company’s senior management personnel described in Item 5.02 above. A copy of the senior management release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

References to Constellation’s website and/or other social media sites or platforms in the news releases do not incorporate by reference the information on such websites, social media sites, or platforms into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news releases attached as Exhibit 99.1 and Exhibit 99.2 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Constellation Brands, Inc.

10.1	Executive Employment Agreement effective March 1, 2026 between Constellation Brands, Inc. and James O. Bourdeau. *

99.1	News Release of Constellation Brands, Inc. dated October 1, 2025.

99.2	News Release of Constellation Brands, Inc. dated October 2, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Designates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2025	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer